HC2 HOLDINGS, INC. © HC2 Holdings, Inc. 2017 Corporate Overview March 2017

© 2 0 1 7 H C 2 H O L D I N G S , I N C . Special Note Regarding Forward-Looking Statements. Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. The forward-looking statements in this presentation include without limitation statements regarding our expectation regarding building shareholder value. Such statements are based on the beliefs and assumptions of HC2's management and the management of HC2's subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K. Such important factors include, without limitation, issues related to the restatement of our financial statements; the fact that we have historically identified material weaknesses in our internal control over financial reporting, and any inability to remediate future material weaknesses; capital market conditions; the ability of HC2's subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2 common stock; the ability of HC2 and its subsidiaries and portfolio companies to identify any suitable future acquisition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries and portfolio companies of HC2. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation . You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures In this presentation, HC2 refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Core Operating Subsidiary Adjusted EBITDA, Total Adjusted EBITDA (excluding Insurance) and Insurance AOI. Management believes that Adjusted EBITDA measures provide investors with meaningful information for gaining an understanding of certain results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, because interest, taxes, depreciation, amortization and the other items for which adjustments are made as noted in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. In addition, management uses Adjusted EBITDA measures in evaluating certain of the Company’s segments performance because they eliminate the effects of considerable amounts of noncash depreciation and amortization and items not within the control of the Company’s operations managers. While management believes that these non-US GAAP measurements are useful as supplemental information, such adjusted results are not intended to replace our US GAAP financial results and should be read together with HC2’s results reported under GAAP. Management defines Adjusted EBITDA as Net income (loss) adjusted to exclude the impact of depreciation and amortization; amortization of equity method fair value adjustments at acquisition; (gain) loss on sale or disposal of assets; lease termination costs; asset impairment expense; (gain) loss on early extinguishment or restructuring of debt; interest expense; net gain (loss) on contingent consideration; other (income) expense, net; foreign currency transaction (gain) loss included in cost of revenue; income tax (benefit) expense; (gain) loss from discontinued operations; noncontrolling interest; bonus to be settled in equity; share-based compensation expense; acquisition and nonrecurring items; and other costs. Adjusted EBITDA excludes results of our Insurance segment. A reconciliation of Adjusted EBITDA to Net income (loss) is included in the financial tables at the end of this release. Management recognizes that using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as these non-GAAP measures exclude certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and do not purport to be alternatives to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. Management believes that Insurance AOI measures, used frequently in the insurance industry, provide investors with meaningful information for gaining an understanding of certain results and provides insight into an organization’s operating trends and facilitates comparisons between peer companies. Management defines Insurance AOI as Net income (loss) for the Insurance segment adjusted to exclude the impact of net investment gains (losses), including other-than-temporary impairment losses recognized in operations; asset impairment; intercompany elimination and acquisition and non-recurring items. Management believes that Insurance AOI provides a meaningful financial metric that helps investors understand certain results and profitability. While these adjustments are an integral part of the overall performance of the Insurance segment, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations. By accepting this document, each recipient agrees to and acknowledges the foregoing terms and conditions. Safe Harbor Disclaimers 1

Company Overview

HC2 Holdings, Inc.

Who We Are

- Diversified holding company
- Permanent capital
- Strategic and financial partner
- Team of visionaries

What We Do

- Buy and build companies
- Execute business plans
- Deliver sustainable value for shareholders

© 2017 HC2 Holdings, Inc.
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© 2 0 1 7 H C 2 H O L D I N G S , I N C . Investment Highlights 4 Why Invest in HC2?  Leadership team has diverse network resulting in unique deal flow  Unique combination of operating entities accessible through one investment – Controlling stakes in leading, stable, cash flow generating businesses – Option value opportunities with significant equity upside potential  Long-term strategy allows management teams the ability to execute business plans  Diversification across a number of industries  Financial flexibility

HC2 Value Philosophy

Clear focus on delivering sustainable value for all stakeholders

- Value operator with long-term outlook
- Acquire controlling equity interests in diverse industries creating value through growth in operating subsidiaries
- Strong capital base allows funding of subsidiary growth
- Speed of execution gives HC2 a competitive advantage over traditional private equity firms



Envision
Empower
Execute

Envision

- **Seek to build value over the long-term**
- **Expansive network results in unique deal flow**
- **Target a barbell investment strategy**
  - Stable cash flow generation
  - Early-stage companies with option value

Empower Management

- **Partner with experienced management teams**
- **Establish specific operating objectives**
- **Provide financial expertise**
- **Help execute strategy**

Execute

- **Focus on speed of execution**
- **Capitalize on opportunities**
- **Deliver sustainable value**

© 2017 HC2 Holdings, Inc.

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HC2 Company Snapshot

Core Operating Subsidiaries

Construction: DBM Global (SCHUFF)
- One of the largest steel fabrication and erection companies in the U.S.
- Recently changed name to DBM Global Inc.
- Offers full suite of integrated steel construction and professional services
- 92% ownership

Marine Services: GMSL
- Leading provider of subsea cable installation, maintenance and protection in telecom, offshore power and oil & gas
- JV's with Huawei Marine Networks & S.B. Submarine Systems (China Telecom)
- Acquired 100% interest in offshore renewables specialist CWind
- 95% ownership

Energy: ANG
- Premier distributor of natural gas motor fuel throughout the U.S.
- Currently own or operate ~40 natural gas fueling stations throughout United States; Up from two stations since HC2's initial investment in August 2014
- 49.9% ownership

Telecom: PTGi ICS
- One of the largest International wholesale telecom service companies
- Global sales presence
- Internal and scalable offshore back office operations
- 100% ownership

Core Financial Services Subsidiaries

Insurance: CIG
- Executive Chair: James P. Corcoran
- Acquisition of American Financial Group's ("AFG") long-term care and life insurance businesses
- 100% ownership
- ~$77m of statutory surplus
- ~$93m total adjusted capital
- ~$2.0b in total GAAP assets

Early Stage and Other Holdings

Life Sciences: PANSEND
- **MediBeacon:** Unique non-invasive real-time monitoring of kidney function
- **R2 Dermatology:** Medical device to brighten skin based on Mass. General Hospital technology
- **BeneVir:** Oncolytic viral immunotherapy for treatment of solid cancer tumors
- **Genovel:** Novel, Patented, "Mini Knee" and "Anatomical Knee" replacements
- **Triple Ring Technologies:** R&D engineering company specializing in medical devices, homeland security, imaging, sensors, optics, fluidics, robotics & mobile healthcare

Other:
- **Nervve:** Provider of video and image search technology for information extraction and powerful analytics applications
- **Dusenberry Martin Racing:** Owns worldwide exclusive licensing rights to NASCAR® simulation style racing titles on interactive entertainment platforms

All data as of December 31, 2016.
Construction formerly Manufacturing; Energy formerly Utilities.

© 2017 HC2 Holdings, Inc.

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© 2 0 1 7 H C 2 H O L D I N G S , I N C . HC2 Executive Leadership Team 7 Philip A. Falcone Chairman of the Board, Chief Executive Officer and President Michael J. Sena Chief Financial Officer Paul K. Voigt Senior Managing Director Paul L. Robinson Chief Legal Officer & Corporate Secretary Suzi Raftery Herbst Chief Administrative Officer Andrew G. Backman Managing Director

© 2 0 1 7 H C 2 H O L D I N G S , I N C . HC2 Stock Performance & Timeline 8 Note: As a result of the Schuff Tender, HC2’s ownership increased to 89% and subsequently through open market share purchases increased to 92%. $- $2 $4 $6 $8 $10 $12 $14 2014 5/29/2014 HC2 Acquires Schuff (65%) HC2 Acquires Global Marine (97%) 9/22/2014 HC2 Announces Results of Schuff Tender Offer 10/7/2014 $250M Senior Secured Notes Offering Closing 11/20/2014 NYSE Listing Announced 12/23/2014 HC2 forms Continental Insurance Group 4/14/2015 $50M Tack-On to Senior Secured Notes 3/23/2015 HC2 Acquires Interest in Gaming Nation 6/10/2015 HC2 closes LTC and Life Insurance Acquisition 12/24/2015 Global Marine Acquires Majority Interest in CWind 2/3/2016 R2 Dermatology Receives FDA Approval 10/5/2016 2015 2016 2017 $55M Tack- On Senior Secured Notes 1/23/2017 Company Renamed "HC2" 4/14/2014 HRG Group Acquires Majority Interest in "PTGi" 1/8/2014 8/01/2014 HC2 Initial Investment in ANG MediBeacon Awarded Gates Foundation grant 10/18/2016 MediBeacon Completes Pilot Two Testing 3/2/2017 ANG Adds 17 CNG Stations Through Two Transactions 12/15/2016

Segment Detail

DBM Global Inc. (Schuff Intl.) – Company Snapshot



Sacramento Kings Arena

Business Description:

- DBM Global Inc. is focused on delivering world class, sustainable value to its clients through a highly collaborative portfolio of companies which provide better designs, more efficient construction and superior asset management solutions
- The Company offers integrated steel construction services from a single source and professional services which include design-assist, design-build, engineering, BIM participation, 3D steel modeling/detailing, fabrication, advanced field erection, project management, and state-of-the-art steel management systems
- Major market segments include commercial, healthcare, convention centers, stadiums, gaming and hospitality, mixed use and retail, industrial, public works, bridges, transportation, and international projects

Select Management:

- Rustin Roach – President and CEO
- Michael Hill – CFO and Treasurer
- Scott Sherman – VP, General Counsel



Apple World Headquarters

Select Customers:

TARGET, CATERPILLAR, WILSHIRE GRAND, VOLVO, KAISER PERMANENTE, IKEA, THE COSMOPOLITAN of LAS VEGAS, CITYCENTER LAS VEGAS, DOW, Banner Health, SFO, PHX, intel, Google, facebook, THE VENETIAN LAS VEGAS, SACRAMENTO KINGS, ARIZONA CARDINALS, GM

© 2017 HC2 Holdings, Inc. 10

DBM Global Inc. (Schuff Intl.) – Company Snapshot

	SCHUFF STEEL	SCHUFF STEEL MANAGEMENT COMPANY	AITKEN	pdc	BDS VirCon
Core Activities	• The largest structural steel fabricator and erector in the U.S. • In-house structural & design engineering expertise	• Provides structural steel fabrication & erection services for smaller projects leveraging subcontractors and in-house project managers	• Manufactures equipment for use in the petrochemical oil & gas industries, such as: pollution control scrubbers, tunnel liners, pressure vessels, strainers, filters & separators	• A highly experienced global Detailing and 3D BIM Modelling company	• A global Building Information Modelling (BIM), Steel Detailing and Rebar Detailing firm
Products and Service Offerings	• Structural Steel fabrication • Steel erection services • Structural engineering & design services • Preconstruction engineering services • BIM (Building Information Modeling) • Project Management (proprietary SIMS plat.)	• Structural Steel fabrication (subcontracted) • Steel erection services (subcontracted) • Project Management (proprietary SIMS platform)	• Design engineering • Fabrication services	• Steel Detailing • 3D BIM Modelling • BIM Management • Integrated Project Delivery (IPD) • 3D Animation and Visualization	• Steel Detailing • Rebar Detailing • 3D BIM Modelling • Connection Design • Forensic Modelling & Animation
Industries Served	• Commercial • Conv. & Event Centers • Energy • Government • Healthcare • Industrial & Mining • Infrastructure • Leisure • Retail • Transportation	• Commercial • Government • Healthcare • Leisure • Retail • Transportation	• Petrochemical • Oil & gas infrastructure • Pipelines	• Commercial • Conv. & Event Centers • Energy • Government • Healthcare • Industrial & Mining • Infrastructure • Leisure • Retail • Transportation	• Commercial • Conv. & Event Centers • Energy • Government • Healthcare • Industrial & Mining • Infrastructure • Leisure • Retail • Transportation

© 2017 HC2 Holdings, Inc.
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Global Marine Systems (GMSL) – Company Snapshot



Business Description:

- Leading provider of offshore marine engineering for subsea cable installation, maintenance and cable protection requirements
- Seeks to position itself as a key player driving convergence of its maintenance services across the telecom, offshore renewables and oil & gas cabling markets
- Diverse offering to offshore renewables market subsea and topside
- Has installed roughly 21% of the world's subsea fiber optic cable, amounting to 300,000km
- Founded in 1850 - Headquartered in UK with major regional hub in Singapore

Company Highlights:

- In maintenance, Global Marine benefits from long-term contracts with high renewal rates
- Significant opportunities in Telecom through 49% owned strategic joint ventures with Huawei Technologies (HMN) and China Telecom (SBSS)
- CWind acquisition presents substantial opportunity within the offshore renewables growth market, delivering a broad spectrum of services to wind farm owners during both the construction and operations & maintenance project phases
- Competitive advantage due to role in the entire life cycle of cable and offshore power assets and ability to operate across multiple markets utilizing adaptable fleet

Select Customers:

Technip, T · ·, SENVION, SIEMENS, Sprint, ConocoPhillips, PRYSMIAN, bp, e·on, at&t, tampnet, orange, SingTel

© 2017 HC2 Holdings, Inc. 12

Global Marine Systems (GMSL) – Company Snapshot

	Maintenance (Global Marine)	Installation (Global Marine)	Global Marine / CWIND	CWIND
Core Activities	• Provision of vessels on standby to repair fiber optic telecom cables in defined geographic zones • Location of fault, cable recovery, jointing and re-deployment of cables • Operation of depots storing cable and spare parts across the globe • Management of customer data through the life of the cable system	• Provision of turnkey repeated telecom systems via Huawei Marine Networks ("HMN") joint-venture • "Installation only" contracts for telecom customers • Services include route planning, route survey, cable mapping, route engineering, laying, trenching and burial at all depths	• Fiber optic communications and power infrastructure to offshore platforms • Inter-platform and subsea well command & control and power • Permanent Reservoir Monitoring ("PRM") systems • Maintenance & Repair	• Installation for inter-array power cables for offshore wind market • Maintenance provision, including cable storage, power joint development and vessel availability • Offshore wind planning, construction and operations & maintenance support services • Interconnector installation
Vessels	• Cable Retriever • Pacific Guardian • Wave Sentinel • Cable Innovator	• CS Sovereign • CS Recorder • Networker	• CS Sovereign • CS Recorder • Networker	• CS Sovereign • 18 Crew Transfer Vessels CWind Fleet
Joint Venture	• Sino British Submarine Systems in Asia (SBSS); Joint venture (49%) with China Telecom • International Cableship Pte Ltd ("ICPL") • Joint venture (30%) with SingTel and ASEAN Cableship • SCDPL; Joint venture (40%) with SingTel	• Huawei Marine Networks; Joint venture (49%) with Huawei Technologies • Sino British Submarine Systems in Asia (SBSS); Joint venture (49%) with China Telecom	• Sino British Submarine Systems in Asia; Joint venture (49%) with China Telecom	• Sino British Submarine Systems in Asia; Joint venture (49%) with China Telecom

© 2017 HC2 Holdings, Inc.
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HC2

American Natural Gas – Company Snapshot

Designs, builds, owns, operates and maintains compressed natural gas commercial fueling stations for transportation

ANG AMERICAN NATURAL GAS

- **Current ownership 49.9% with ability to increase to 63%**
- **In-depth experience in the natural gas fueling industry**
- **Building a premier nationwide network of publically accessible heavy duty CNG fueling stations throughout the United States designed and located to serve fleet customers**
  - Recently acquired 18 CNG stations from Questar Fueling Co. and Constellation CNG
  - Currently ~40 stations owned and/or operated
  - Expect to expand station footprint via organic and select M&A opportunities
- **American transportation sector is rapidly converting from foreign-dependent diesel fuel to clean burning natural gas:**
  - Dramatically reduces emissions
  - Extends truck life
  - Significantly reduces fuel cost
- **Given the cost effectiveness of CNG, its environmental friendliness and the abundance of natural gas reserves in the United States, CNG is the best candidate for alternatives to gasoline and diesel for the motor vehicle market**

All data as of December 31, 2016.

© 2017 HC2 Holdings, Inc.

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PTGi International Carrier Services ("PTGi ICS")

Leading international wholesale telecom service company providing voice and data call termination to the telecom industry worldwide

PTGi
International Carrier Services

- **Provides transit and termination of telephone calls through its own global network of next-generation IP soft switches and media gateways, connecting the networks of incumbent telephone companies, mobile operators and OTT companies worldwide**
- **Restructured in 2014 PTGi ICS now delivers industry leading technology via best of breed sales and operational support teams**
  - 4Q16: Seventh consecutive quarter of positive Adjusted EBITDA
- **In business since 1997, recognized as a trusted business partner globally**
- **Headquartered in Herndon, Virginia with representation across North America, South America, the Middle East and Europe**

All data as of December 31, 2016.

© 2017 HC2 Holdings, Inc.

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Continental Insurance Group – Company Snapshot

April 2015: HC2 established Continental Insurance Group ("CIG") as its insurance platform led by industry veteran Jim Corcoran, as Executive Chairman

December 2015: HC2 completed the acquisition of American Financial Group's long-term care and life insurance businesses, United Teacher Associates Insurance Company and Continental General Insurance Company

- **The formation of Continental Insurance Group ("CIG") to invest in the long-term care and life insurance sector is consistent with HC2's overall strategy of taking advantage of dislocated and undervalued operating businesses**
- **Through CIG, HC2 intends to build an attractive platform of insurance businesses**
- **James P. Corcoran, Executive Chair, has extensive experience in the insurance industry on both the corporate and regulatory side as the former Superintendent of Insurance of the State of New York**
- **Combined measures as of December 31, 2016:**
  - Statutory Surplus ~$77 million
  - Total Adjusted Capital ~$93 million
  - GAAP Assets of ~$2.0 billion
- **Completed merging CGI and UTA into one legal entity***
  - Beneficial to statutory capital

*Merger and re-domestication as Texas-based company completed 12/16.

© 2017 HC2 Holdings, Inc.
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HC2

Pansend Life Sciences – Platform Snapshot

HC2's Life Sciences Segment Is Focused on the Development of Innovative Healthcare Technologies and Products

BeneVir	• 80% equity ownership of company focused on immunotherapy; Oncolytic virotherapy for treatment of solid cancer tumors • Founded by Dr. Matthew Mulvey & Dr. Ian Mohr (who co-developed T-Vec); Biovex (owner of T-Vec) acquired by Amgen for ~$1billion • Benevir's T-Stealth is a second generation oncolytic virus with new features and new intellectual property • BeneVir holds exclusive worldwide license to develop BV-2711 (T-Stealth)
R2 dermatology	• 67% equity ownership of dermatology company focused on lightening and brightening skin • Founded by Pansend in partnership with Mass. General Hospital and inventors Dr. Rox Anderson, Dieter Manstein and Dr. Henry Chan • Over $10 billion global market
GENOVEL	• 77% equity ownership in company with unique knee replacements based on technology from Dr. Peter Walker, NYU Dept. of Orthopedic Surgery and one of the pioneers of the original Total Knee. • "Mini-Knee" for early osteoarthritis of the knee • "Anatomical Knee" – A Novel Total Knee Replacement • Strong patent portfolio
MediBeacon	• 42% equity ownership in company with unique technology and device for monitoring of real-time kidney function • Current standard diagnostic tests measure kidney function are often inaccurate and not real-time • MediBeacon's Optical Renal Function Monitor will be first and only, non-invasive system to enable real-time, direct monitoring of renal function at point-of-care • $3.5 billion potential market
Triple Ring technologies	• Profitable technology and product development company • Areas of expertise include medical devices , homeland security, imaging systems, sensors, optics, fluidics, robotics and mobile healthcare • Located in Silicon Valley and Boston area with over 90,000 square feet of working laboratory and incubator space • Contract R&D market growing rapidly • Customers include Fortune 500 companies and start-ups

All data as of March 7, 2017.

© 2017 HC2 Holdings, Inc.

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Nervve

In October 2014, HC2 made an initial contribution of $5 million in convertible preferred equity

Subsequent financing increased the total to $7.2 million

- Headquartered in Buffalo, New York
- Nervve has developed the fastest, most accurate video and image search technology in the world; Able to search an hour of video in less than five seconds
- The core technology utilizes a search by example methodology to automatically search massive amounts of video and image data for objects of interest. It will potentially change the way people think of search engine capabilities
- In the era of Big Data, Nervve is revolutionizing the way organizations are able to exploit massive amounts of video and images, benefitting social media platforms, media and entertainment companies, the DoD/Intel Community, public safety and any digital advertising platform
- In January 2014, Nervve entered into a strategic agreement with In-Q-Tel, the independent investment firm that identifies innovative technology solutions to support the missions of the U.S. Intelligence Community
- In July 2015, Nervve partnered with Wasserman Media Group, a leading sports and entertainment agency, to bring to market their visual search technology, which will allow brands and properties to easily, quickly and accurately track and analyze brand exposure impact across various sports and entertainment programming

All data as of December 31, 2016.

© 2017 HC2 Holdings, Inc.

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Dusenberry Martin Racing (DMi, Inc.)

On December 31, 2014, HC2 / DMR completed a $6 million asset purchase agreement to acquire worldwide exclusive licensing rights to NASCAR® simulation style racing titles on interactive entertainment platforms

- **DMi, Inc., doing business as Dusenberry Martin Racing (DMR), owns all the code, artwork and animation previously developed for the games**
- **Headquartered in Charlotte, NC in NASCAR® Hall of Fame building**
- **Dusenberry Martin Racing's license also extends to NASCAR® racetracks and all the leading NASCAR® race teams and drivers**
- **Developed several games, including all-new NASCAR® racing simulation game, NASCAR® Heat Evolution, for PlayStation 4, Xbox One and PC**
- **In April, 2016, DMR secured $8.0 million in addition equity growth capital from consortium of new investors including superstar drivers Joey Logano and Brad Keselowski**
- **NASCAR® Heat Evolution Trailer Released in July; Makes television debut as part of NBC's broadcast of the Coke Zero 400 at Daytona**
- **NASCAR® Heat Evolution successfully released on September 13, 2016**
- **NASCAR® Heat Evolution announced 2017 Team Update available February 21, 2017**
  - Team & Roster Updates, New Drivers, New Paint Schemes, 2017 NASCAR® Schedule, etc.

All data as of December 31, 2016.

© 2017 HC2 Holdings, Inc.

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Appendix: 4Q/FY16 Highlights / Select Financial Data

4Q16 and FY16 Highlights and Recent Developments

- **Solid fourth quarter results again highlight the unique value HC2 brings to the market with our diverse, uncorrelated industry holdings**
  - **<u>Construction</u>:** Continued margin improvement; Record backlog and deal pipeline
  - **<u>Marine Services</u>:** Strong joint venture performance; Incremental off shore power installation; Incremental CWind maintenance contribution; Awarded Atlantic Cable Maintenance Agreement extension ("ACMA")
  - **<u>Telecommunications</u>:** Continued growth in wholesale volumes and customer expansion
  - **<u>Energy</u>:** Continued executing footprint expansion strategy via acquisition of 18 CNG stations from Questar Fueling Co. and Constellation CNG; Increased delivery of gasoline gallon equivalents
- **Adjusted EBITDA for Core Operating Subsidiaries***
  - $37.9 million in Fourth Quarter, up 20.3% from $31.5 million in Third Quarter 2016
  - $109.1 million for Full Year 2016, up 12.4% from $97.1 million for Full Year 2015
- **Cash and Investments as of December 31, 2016:**
  - $1.5 billion of consolidated cash, cash equivalents and investments, which includes the Insurance segment; essentially unchanged from prior quarter
  - $90.9 million in Consolidated Cash (excluding Insurance segment)
- **Cumulative outstanding amount of Preferred Equity reduced to $30.0 million from $42.7 million at end of 3Q16, and from $55.0 million of total preferred issued**

** Core Operating Subsidiaries include Construction, Marine Services, Telecommunications and Energy. Construction formerly Manufacturing; Energy formerly Utilities.*

© 2017 HC2 Holdings, Inc.

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HC2 Segment Overview

HC2

Core Operating Subsidiaries

Construction: DBM Global (Schuff)

- FY16 Revenue: $502.7m
- FY16 Adjusted EBITDA: $59.9m
- Record Backlog $503m
- Solid long-term pipeline with additional [~$300-$400] million in potential project value that could be awarded over next several quarters

DBM GLOBAL

Marine Services: GMSL

- FY16 Revenue: $161.9m
- FY16 Adjusted EBITDA: $41.2m
- Strong joint venture and off shore power installation; Solid maintenance performance
- Positive long-term telecom installation opportunities

Global Marine Systems

Energy: ANG

- FY16 Revenue: $6.4m
- FY16 Adjusted EBITDA: $2.5m
- Delivered 1,349,000 Gasoline Gallon Equivalents (GGEs) in 4Q16 vs. 646,000 GGEs in 4Q15
- ~40 stations currently owned and / or operated vs. 17 stations in 3Q16 and two stations at time of HC2's initial investment in 3Q14

ANG American Natural Gas

Telecom: PTGi ICS

- FY16 Revenue: $735.0m
- FY16 Adjusted EBITDA: $5.6m
- Continued growth in wholesale traffic volumes, in part, delivered by the changing regulatory environment throughout Europe, combined with continued business growth in the Middle East

PTGi International Carrier Services

Core Financial Services Subsidiaries

Insurance: CIG

- ~$77m of statutory surplus
- ~$93m total adjusted capital
- ~$2.0b in total GAAP assets
- Recently completed merging CGI and UTA into one legal entity; meaningful cost savings, lower required statutory capital
- Platform for growth through additional M&A

Early Stage and Other Holdings

Life Sciences: PANSEND

- **MediBeacon:** Completed "Pilot Two" Clinical Study at Washington University in St. Louis (1Q/17)
- **R2 Dermatology:** Received FDA Approval for R2 Dermal Cooling System (4Q/16)
- **BeneVir:** Oncolytic viral immunotherapy for treatment of solid cancer tumors
- **Genovel:** Novel, Patented, "Mini Knee" and "Anatomical Knee" replacements
- **Triple Ring Technologies:** R&D engineering company specializing in medical devices, homeland security, imaging, sensors, optics, fluidics, robotics & mobile healthcare

MediBeacon
R2
BeneVir
GENOVEL
TRIPLE RING technologies

Other:

- **Nervve**
  Provider of video and image search technology for information extraction and powerful analytics applications
- **Dusenberry Martin Racing**
  NASCAR® Heat Evolution released 9/16; Recently announced 2017 Team Update available February 21, 2017

NERVVE
DUSENBERRY MARTIN Racing

All data as of December 31, 2016.
Construction formerly Manufacturing; Energy formerly Utilities.

© 2017 HC2 Holdings, Inc.

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Segment Financial Summary

Adjusted EBITDA for Core Operating Subsidiaries $37.9m for Q4 2016

($m)		FY 2016	Q4 2016	Q3 2016	Q2 2016	Q1 2016
Adjusted EBITDA	**Core Operating Subsidiaries**					
	Construction	$59.9	$20.7	$14.5	$13.2	$11.5
	Marine Services	41.2	14.8	14.1	11.8	0.5
	Energy	2.5	0.9	0.7	0.5	0.4
	Telecom	5.6	1.5	2.2	1.5	0.3
	Total Core Operating	**$109.1**	**$37.9**	**$31.5**	**$27.1**	**$12.7**
	Early Stage and Other Holdings					
	Life Sciences	($12.0)	($3.8)	($2.9)	($2.7)	($2.6)
	Other	(11.2)	0.9	(4.8)	(3.3)	(4.0)
	Total Early Stage and Other	**($23.2)**	**($2.9)**	**($7.7)**	**($6.0)**	**($6.6)**
	Non-Operating Corporate	($25.7)	($8.6)	($5.5)	($5.9)	($5.7)
	Total HC2 (excluding Insurance)	**$60.2**	**$26.5**	**$18.2**	**$15.2**	**$0.3**
Adjusted Operating Income	**Core Financial Services**					
	Insurance	($15.9)	($6.9)	($1.7)	($4.7)	($2.6)

Note: Reconciliations of Adjusted EBITDA and Adjusted Operating Income to U.S. GAAP Net Income in appendix. Table may not foot due to rounding. Adjusted Operating Income for Q1 2016 has been adjusted to exclude certain intercompany eliminations to better reflect the results of the insurance segment, and remain consistent with internally reported metrics. Additional details in appendix. Q1 and Q3 2016 benefitted from the release of valuation allowance impacting the net tax provision for each quarter.

All data as of December 31, 2016
Construction formerly Manufacturing; Energy formerly Utilities.

© 2017 HC2 Holdings, Inc.

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Construction: DBM Global Inc. (Schuff)

Fourth Quarter and Full Year Update

- 4Q16 Net Income: $7.3m; FY16 Net Income: $28.0m versus $24.5m in FY15
- 4Q16 Adjusted EBITDA: $20.7m; FY16 Adjusted EBITDA: $59.9m versus $52.0m in FY15
- Continued strong gross margins due to better than bid performance – Pacific region remains strong
- Record Backlog: $503m versus $318m in third quarter 2016
- Continue to see large opportunities totaling ~$400 million that could be awarded over next several quarters including a number of new sporting arenas or stadiums, healthcare facilities, commercial office buildings
- Completed accretive acquisitions of PDC Global Detailing and Building Information Modeling Business and BDS VirCon

Strategic Initiatives

- Proactively selecting profitable, strategic and "core competency" jobs, not all jobs
- Solid long-term pipeline of prospective projects; No shortage of transactions to evaluate
- Commercial / Stadium / Healthcare sectors remain strong
- Opportunities to add higher margin, value added services to overall product offering



Loma Linda Hospital


Recent Performance
$526.1
$513.8
$502.7
$59.9
$52.0
$45.8
8.7%
10.1%
11.9%
2014PF
2015A
2016A
Adjusted EBITDA
Revenue



Mile High Stadium

All data as of December 31, 2016
Construction formerly Manufacturing.

© 2017 HC2 Holdings, Inc.

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Marine Services: GMSL

Fourth Quarter and Full Year Update

- 4Q16 Net Income: $8.7m; FY16 Net Income: $17.5m versus $20.9m in FY15
- 4Q16 Adjusted EBITDA: $14.8m; FY16 Adjusted EBITDA: $41.2m versus $42.1m in FY15
- Very strong 4Q16 & FY16 performance from Joint Ventures, in particular Huawei Marine and SBSS
- Off shore power install revenue contribution again in fourth quarter as a result of re-entry into market
- Core telecom maintenance performance remained strong throughout the year
- Awarded five-year contract extension for Atlantic Cable Maintenance Agreement ("ACMA") in fourth quarter; building on the successful renewal of North America Zone in Q116; Three quarters of maintenance fleet secured for at least five years
- Recently entered into agreement to charter Maersk Recorder to support expected growth in Huawei Marine Joint Venture

Strategic Initiatives

Huawei Marine Networks – 49% Ownership

Total HMN*	2015	2014
Revenue	~$188m	~$73m
Profit	~$14m	~$1.2m
Cash / Equivalents	~$26m	~$16m

S. B. Submarine Systems (SBSS – China Telecom) – 49% ownership

- Joint Venture established in 1995 with China Telecom
- China's leading provider of submarine cable installation
- Located in Shanghai and possesses a fleet of advanced purpose-built cable ships



Recent Performance


$163.6
$134.9
$161.9
$50.0
$42.1
$41.2
29.8%
31.2%
25.4%
2014PF
2015A
2016A
Adjusted EBITDA
Revenue



Note: 2014 PF Adj. EBITDA inclusive of approx. $10m offshore power installation vs. minimal contribution in 2015 & 1H16 as a result of Prysmian agreement which expired in 2Q16.

Source: Huawei Investment & Holding Co., Ltd – 2015 Annual Report. Currency Exchange: CNY:USD 1:0.15
All data as of September 30, 2016.

© 2017 HC2 Holdings, Inc.
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© 2 0 1 7 H C 2 H O L D I N G S , I N C . -$0.4 $0.9 $2.5 $1.8 $6.8 $6.4 2014A 2015A 2016A Recent Performance Adjusted EBITDA Revenue Energy: ANG 26 All data as of December 31, 2016. Energy formerly Utilities. 4Q16 Net Loss: ($0.06)m; FY16 Net Income: $0.01m versus ($0.27)m in FY15 4Q16 Adjusted EBITDA: $0.87m; FY16 Adjusted EBITDA: $2.54m versus $0.87m in FY15 Delivered 1,349,000 Gasoline Gallon Equivalents (GGEs) in the fourth quarter versus 937,000 GGEs in the third quarter of 2016 and 646,000 in the year-ago quarter Recently acquired 18 CNG stations from Questar Fueling Co. and Constellation CNG ~40 stations currently owned and / or operated vs. 17 stations in 3Q16 vs. 2 stations at time of initial investments (3Q14) Continue to expand fueling station footprint via organic and M&A opportunities Fourth Quarter and Full Year Update 39.6% 12.8% (14.1%)

Telecommunications: PTGi-ICS

Fourth Quarter and Full Year Update

- Strong quarterly results again due to continued growth in wholesale traffic volumes, in part delivered by the changing regulatory environment throughout the European market combined with growth in the Middle East region, resulting in increased traffic and margin
  - 4Q16 Net Loss: ($2.6)m; FY16 Net Income: $1.4m versus $2.8m in FY15
  - Adjusted EBITDA continues positive trend as the overall business continues to mature post restructuring
  - 4Q16 Adjusted EBITDA: $1.5m; FY16 Adjusted EBITDA: $5.6m versus $2.0m in FY15
  - 7th consecutive quarter of positive Adjusted EBITDA
- One of the key objectives: leverage the infrastructure and management expertise within PTGi-ICS
  - Over 800+ wholesale interconnections globally provides HC2 the opportunity to leverage the existing cost effective infrastructure by bolting on higher margin products and M&A opportunities
  - A focused strategic initiative has been launched within PTGi-ICS to identify potential M&A opportunities




Recent Performance
Adjusted EBITDA
Revenue
$162.0
$460.4
$735.0
$(1.2)
(0.1%)
$2.0
0.4%
$5.6
0.8%
2014A
2015A
2016A



All data as of December 31, 2016.

© 2017 HC2 Holdings, Inc.

27

Insurance: Continental Insurance Group

Fourth Quarter and Full Year Update

- Continental Insurance, Inc. (CII) serves as a platform for run-off LTC books of business and for acquiring additional run-off LTC businesses
  - 4Q16 Net Loss: ($2.1)m; FY16 Net Loss: ($14.0)m
  - 4Q16 Adjusted Operating Income: ($6.9)m; FY16 Adjusted Operating Income ($15.9)m
  - ~$77m statutory surplus at end of fourth quarter
  - ~$93m total adjusted capital at end of fourth quarter
  - ~$2.0b in total GAAP assets at December 31, 2016
  - Recently completed merging CGI and UTA into one legal entity; Beneficial to statutory capital
- CII Strategy:
  - A concentrated focus on LTC and acquisitions of additional books of run-off LTC business
  - A platform to provide a vehicle for multi-line insurers who do not consider LTC a core business segment to exit the market
  - Enhancing efficiency and effectiveness through scale and a concentrated focus on LTC

Note: Reconciliation of Adjusted Operating Income to U.S. GAAP Net Income in appendix. All data as of December 31, 2016.

© 2017 HC2 Holdings, Inc.

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Pansend Life Sciences

HC2's Life Sciences Segment Is Focused on the Development of Innovative Healthcare Technologies and Products

BeneVir	◆ 80% equity ownership of company focused on immunotherapy; Oncolytic virotherapy for treatment of solid cancer tumors ◆ Founded by Dr. Matthew Mulvey & Dr. Ian Mohr (who co-developed T-Vec); Biovex (owner of T-Vec) acquired by Amgen for ~$1billion ◆ Benevir's T-Stealth is a second generation oncolytic virus with new features and new intellectual property ◆ BeneVir holds exclusive worldwide license to develop BV-2711 (T-Stealth)
R2 dermatology	◆ 67% equity ownership of dermatology company focused on lightening and brightening skin ◆ Founded by Pansend in partnership with Mass. General Hospital and inventors Dr. Rox Anderson, Dieter Manstein and Dr. Henry Chan ◆ Over $10 billion global market
GENOVEL	◆ 77% equity ownership in company with unique knee replacements based on technology from Dr. Peter Walker, NYU Dept. of Orthopedic Surgery and one of the pioneers of the original Total Knee. ◆ "Mini-Knee" for early osteoarthritis of the knee ◆ "Anatomical Knee" – A Novel Total Knee Replacement ◆ Strong patent portfolio
MediBeacon	◆ 42% equity ownership in company with unique technology and device for monitoring of real-time kidney function ◆ Current standard diagnostic tests measure kidney function are often inaccurate and not real-time ◆ MediBeacon's Optical Renal Function Monitor will be first and only, non-invasive system to enable real-time, direct monitoring of renal function at point-of-care ◆ $3.5 billion potential market
Triple Ring Technologies	◆ Profitable technology and product development company ◆ Areas of expertise include medical devices, homeland security, imaging systems, sensors, optics, fluidics, robotics and mobile healthcare ◆ Located in Silicon Valley and Boston area with over 90,000 square feet of working laboratory and incubator space ◆ Contract R&D market growing rapidly ◆ Customers include Fortune 500 companies and start-ups

All data as of March 7, 2017.

© 2017 HC2 Holdings, Inc.

29

Notable Financial Updates

- **Collateral Coverage Ratio at quarter end exceeded 2.0x**
- **$90.9 million in Consolidated Cash (excluding Insurance segment)**
  - $21.7 million Corporate Cash
- **$41.4 million in Tax Share and Dividends received in 2016**
  - Subsequent to year end, $9.2 million special dividend from DBM Global received 1/23
- **Cumulative outstanding amount of Preferred Equity reduced to $30.0 million from $42.7 million at end of 3Q16, and from $55.0 million of total preferred issued**
- **$55 million 11% Senior Secured Notes Offering completed subsequent to quarter end**
  - Offering well oversubscribed – Upsized from $45 million – Priced at par
  - Proceeds used to refinance Bridge Note for ANG acquisitions of Constellation CNG and Questar Fueling

($m)	Balance Sheet (at December 31, 2016)
Market Cap[(1)]	$226.5
Preferred Equity	$30.0
Total Debt	$342.0
Corporate Cash[(2)]	$21.7
Enterprise Value[(3)]	$576.8

(1) Market capitalization on a fully diluted basis, excluding preferred equity, using a common stock price per share of $5.40 and shares outstanding of 41.9 million on March 7, 2017
(2) Cash and cash equivalents
(3) Enterprise Value is calculated by adding market capitalization, total preferred equity and total debt amounts, less Corporate cash

All data as of December 31, 2016 unless otherwise noted
© 2017 HC2 Holdings, Inc.
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Appendix: Reconciliations

Reconciliation of Adjusted EBITDA to U.S. GAAP Net Income (Loss)
Twelve Months Ended December 31, 2016

(in thousands)

Twelve Months Ended December 31, 2016	Core Operating Subsidiaries				Early Stage & Other		Non-operating Corporate	HC2
	Construction	Marine Services	Telecom	Energy	Life Sciences	Other and Eliminations		
Net Income (loss) attributable to HC2 Holdings, Inc.								$ (94,549)
Less: Net Income (loss) attributable to HC2 Holdings Insurance Segment								(14,028)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 28,002	$ 17,447	$ 1,435	$ 7	$ (7,646)	$ (24,800)	$ (94,966)	$ (80,521)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	1,892	22,007	504	2,248	124	1,480	9	28,264
Depreciation and amortization (included in cost of revenue)	4,370	-	-	-	-	-	-	4,370
Amortization of equity method fair value adjustment at acquisition	-	(1,371)	-	-	-	-	-	(1,371)
(Gain) loss on sale or disposal of assets	1,663	(9)	708	-	-	-	-	2,362
Lease termination costs	-	-	179	-	-	-	-	179
Interest expense	1,239	4,774	-	211	-	1,164	35,987	43,375
Net loss on contingent consideration	-	(2,482)	-	-	-	-	11,411	8,929
Other (income) expense, net	(163)	(2,424)	(87)	(8)	(3,213)	9,987	(1,277)	2,815
Foreign currency (gain) loss (included in cost of revenue)	-	(1,106)	-	-	-	-	-	(1,106)
Income tax (benefit) expense	18,727	1,394	2,803	(535)	1,558	3,250	11,245	38,442
Noncontrolling interest	1,834	974	-	(4)	(3,111)	(2,575)	-	(2,882)
Bonus to be settled in equity	-	-	-	-	-	-	2,503	2,503
Share-based payment expense	-	1,682	-	597	251	273	5,545	8,348
Acquisition and nonrecurring items	2,296	290	18	27	-	-	3,825	6,456
Adjusted EBITDA	**$ 59,860**	**$ 41,176**	**$ 5,560**	**$ 2,543**	**$ (12,037)**	**$ (11,221)**	**$ (25,718)**	**$ 60,163**
Total Core Operating Subsidiaries	**$ 109,139**							

© 2017 HC2 Holdings, Inc.

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Reconciliation of Adjusted EBITDA to U.S. GAAP Net Income (Loss) Twelve Months Ended December 31, 2015

(in thousands)

Twelve Months Ended December 31, 2015	Core Operating Subsidiaries				Early Stage & Other		Non-operating Corporate	HC2
	Construction	Marine Services	Telecom	Energy	Life Sciences	Other and Eliminations		
Net Income (loss) attributable to HC2 Holdings, Inc.								$ (35,565)
Less: Net Income (loss) attributable to HC2 Holdings Insurance Segment								1,327
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 24,451	$ 20,855	$ 2,779	$ (274)	$ (4,575)	$ (18,276)	$ (61,852)	$ (36,892)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	2,016	18,772	417	1,635	20	1,934	-	24,794
Depreciation and amortization (included in cost of revenue)	7,659	-	-	-	-	-	-	7,659
Amortization of equity method fair value adjustment at acquisition	-	(1,516)	-	-	-	-	-	(1,516)
Asset impairment expense	-	547	-	-	-	-	-	547
(Gain) loss on sale or disposal of assets	257	(138)	50	-	-	1	-	170
Lease termination costs	-	-	1,184	-	-	1	-	1,185
Interest expense	1,379	3,803	-	42	-	-	33,793	39,017
Other (income) expense, net	(443)	(1,340)	(2,304)	(42)	(1)	5,764	5,242	6,876
Foreign currency (gain) loss (included in cost of revenue)	-	(2,039)	-	-	-	-	-	(2,039)
Income tax (benefit) expense	15,572	400	(237)	(347)	(1,037)	(7,733)	(16,052)	(9,434)
Loss from discontinued operations	20	-	-	-	-	1	-	21
Noncontrolling interest	1,136	616	-	(267)	(1,681)	(1)	-	(197)
Share-based payment expense	-	-	-	49	71	-	10,982	11,102
Acquisition and nonrecurring items	-	2,181	121	70	23	-	8,362	10,757
Adjusted EBITDA	**$ 52,047**	**$ 42,141**	**$ 2,010**	**$ 866**	**$ (7,180)**	**$ (18,309)**	**$ (19,525)**	**$ 52,050**
Total Core Operating Subsidiaries	**$ 97,064**							

© 2017 HC2 Holdings, Inc.

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Reconciliation of Adjusted EBITDA to U.S. GAAP Net Income (Loss) Twelve Months Ended December 31, 2014

(in thousands)

Twelve Months Ended December 31, 2014

	HC2 Holdings, Inc.	Core Operating					Early Stage and Other			Non-operating Corporate	HC2 Holdings, Inc.
		Construction	Marine Services	Telecom	Energy	Total	Life Sciences	Other	Total		
	As Reported	Pro Forma									
Net income (loss)	$ (14,391)	$ 19,278	$ 17,718	$ (1,068)	$ 236	$ 36,164	$ (3,759)	$ 29,219	$ 25,460	$ (51,410)	$ 10,214
Adjustments to reconcile net income (loss) to Adjusted EBITDA:											
Depreciation and amortization	6,719	4,139	15,161	528	484	20,312	1	-	1	-	20,313
Depreciation and amortization (included in cost of rev enue)	4,350	4,350	-	-	-	4,350	-	-	-	-	4,350
Amortization of equity method fair v alue adjustment at acquisition	(385)	-	(385)	-	-	(385)	-	-	-	-	(385)
Asset impairment expense	291	-	-	291	-	291	-	-	-	-	291
(Gain) loss on sale or disposal of assets	(162)	(2)	104	(160)	-	(58)	-	-	-	-	(58)
Lease termination costs	-	-	-	-	-	-	-	-	-	-	-
Interest expense	12,347	1,627	4,708	1	20	6,356	-	-	-	10,700	17,056
Loss on early extinguishment of debt	11,969	-	-	-	-	-	-	-		11,969	11,969
Other (income) expense, net	(702)	(476)	(2,410)	(831)	(1,431)	(5,148)	-	1,610	1,610	217	(3,321)
Income tax (benefit) expense	(22,869)	13,318	1,069	58	103	14,548	-	(31,828)	(31,828)	(963)	(18,243)
Loss from discontinued operations	146	35	3,007	-	-	3,042	-	157	157		3,199
Noncontrolling interest	2,559	3,569	3,059	-	229	6,857	(1,038)	1	(1,037)	-	5,820
Share-based payment expense	11,028	-	-	-	-	-	-	-	-	11,028	11,028
Acquisition related costs	13,044	-	7,966	-	-	7,966	-	-	-	5,078	13,044
Other costs	-	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA	**$ 23,944**	**$ 45,838**	**$ 49,997**	**$ (1,181)**	**$ (359)**	**$ 94,295**	**$ (4,796)**	**$ (841)**	**$ (5,637)**	**$ (13,381)**	**$ 75,277**

© 2017 HC2 Holdings, Inc.

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Reconciliation of Adjusted EBITDA to U.S. GAAP Net Income (Loss) Three Months Ended December 31, 2016

(in thousands)

Three Months Ended December 31, 2016	Core Operating Subsidiaries				Early Stage & Other		Non-operating Corporate	HC2
	Construction	Marine Services	Telecom	Energy	Life Sciences	Other and Eliminations		
Net Income (loss) attributable to HC2 Holdings, Inc.								$ (61,464)
Less: Net Income (loss) attributable to HC2 Holdings Insurance Segment								(2,050)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 7,292	$ 8,667	$ (2,572)	$ (61)	$ (4,655)	$ (3,536)	$ (64,549)	$ (59,414)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	629	5,214	115	769	37	430	5	7,199
Depreciation and amortization (included in cost of revenue)	1,322	-	-	-	-	-	-	1,322
Amortization of equity method fair value adjustment at acquisition	-	(325)	-	-	-	-	-	(325)
(Gain) loss on sale or disposal of assets	2,626	1	708	-	-	-	-	3,335
Lease termination costs	-	-	-	-	-	-	-	-
Interest expense	322	1,091	-	69	-	1,163	9,116	11,761
Net loss on contingent consideration	-	(2,482)	-	-	-	-	11,411	8,929
Other (income) expense, net	(75)	(1,234)	487	391	10	99	(966)	(1,288)
Foreign currency (gain) loss (included in cost of revenue)	-	864	-	-	-	-	-	864
Income tax (benefit) expense	6,086	2,150	2,803	(535)	1,558	3,250	32,726	48,038
Noncontrolling interest	594	464	-	(253)	(809)	(513)	-	(517)
Bonus to be settled in equity	-	-	-	-	-	-	2,503	2,503
Share-based payment expense	-	375	-	490	67	35	712	1,679
Acquisition and nonrecurring items	1,868	24	-	-	-	-	490	2,382
Adjusted EBITDA	**$ 20,664**	**$ 14,809**	**$ 1,541**	**$ 870**	**$ (3,792)**	**$ 928**	**$ (8,552)**	**$ 26,468**
Total Core Operating Subsidiaries	**$ 37,884**							

© 2017 HC2 Holdings, Inc.

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Reconciliation of Adjusted EBITDA to U.S. GAAP Net Income (Loss)
Three Months Ended September 30, 2016

(in thousands)

Three Months Ended September 30, 2016	Core Operating Subsidiaries				Early Stage & Other			
	Construction	Marine Services	Telecom	Energy	Life Sciences	Other and Eliminations	Non-operating Corporate	HC2
Net Income (loss) attributable to HC2 Holdings, Inc.								$ (4,558)
Less: Net Income (loss) attributable to HC2 Holdings Insurance Segment								(2,189)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 6,962	$ 8,696	$ 1,796	$ 27	$ (2,285)	$ (8,160)	$ (9,404)	$ (2,368)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	431	5,554	144	582	32	380	4	7,127
Depreciation and amortization (included in cost of revenue)	1,321	-	-	-	-	-	-	1,321
Amortization of equity method fair value adjustment at acquisition	-	(329)	-	-	-	-	-	(329)
(Gain) loss on sale or disposal of assets	(23)	-	-	-	-	-	-	(23)
Lease termination costs	-	-	(159)	-	-	-	-	(159)
Interest expense	304	1,328	-	119	-	-	8,969	10,720
Other (income) expense, net	(12)	(2,013)	422	(24)	(2)	3,892	835	3,098
Foreign currency (gain) loss (included in cost of revenue)	-	(283)	-	-	-	-	-	(283)
Income tax (benefit) expense	4,672	96	-	-	-	-	(7,851)	(3,083)
Noncontrolling interest	411	465	-	27	(770)	(974)	-	(841)
Share-based payment expense	-	546	-	3	128	37	1,088	1,802
Acquisition and nonrecurring items	429	-	-	-	-	-	821	1,250
Adjusted EBITDA	**$ 14,495**	**$ 14,060**	**$ 2,203**	**$ 734**	**$ (2,897)**	**$ (4,825)**	**$ (5,538)**	**$ 18,232**
Total Core Operating Subsidiaries	**$ 31,492**							

© 2017 HC2 Holdings, Inc.

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Reconciliation of Adjusted EBITDA to U.S. GAAP Net Income (Loss) Three Months Ended June 30, 2016

(in thousands)

Three Months Ended June 30, 2016	Core Operating Subsidiaries				Early Stage & Other			
	Construction	Marine Services	Telecom	Energy	Life Sciences	Other and Eliminations	Non-operating Corporate	HC2
Net Income (loss) attributable to HC2 Holdings, Inc.								$ 1,935
Less: Net Income (loss) attributable to HC2 Holdings Insurance Segment								(2,293)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 9,364	$ 6,002	$ 1,009	$ 68	$ (2,004)	$ (2,608)	$ (7,603)	$ 4,228
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	303	6,084	140	468	36	336	-	7,367
Depreciation and amortization (included in cost of revenue)	(206)	-	-	-	-	-	-	(206)
Amortization of equity method fair value adjustment at acquisition	-	(359)	-	-	-	-	-	(359)
(Gain) loss on sale or disposal of assets	(1,845)	7	-	-	-	1	-	(1,837)
Lease termination costs	-	-	338	-	-	-	-	338
Interest expense	303	1,285	-	14	-	1	8,966	10,569
Other (income) expense, net	(32)	211	29	(344)	-	(10)	465	319
Foreign currency (gain) loss (included in cost of revenue)	-	(1,540)	-	-	-	-	-	(1,540)
Income tax (benefit) expense	4,524	(212)	-	-	-	1	(9,404)	(5,091)
Noncontrolling interest	768	200	-	244	(812)	(1,044)	-	(644)
Share-based payment expense	-	152	-	90	34	40	1,359	1,675
Acquisition and nonrecurring items	-	-	18	-	-	-	313	331
Adjusted EBITDA	**$ 13,179**	**$ 11,830**	**$ 1,534**	**$ 540**	**$ (2,746)**	**$ (3,283)**	**$ (5,904)**	**$ 15,150**
Total Core Operating Subsidiaries	**$ 27,083**							

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Reconciliation of Adjusted EBITDA to U.S. GAAP Net Income (Loss) Three Months Ended March 31, 2016

(in thousands)

Three Months Ended March 31, 2016	Core Operating Subsidiaries				Early Stage & Other		Non-operating Corporate	HC2
	Construction	Marine Services	Telecom	Energy	Life Sciences	Other and Eliminations		
Net Income (loss) attributable to HC2 Holdings, Inc.								$ (30,462)
Less: Net Income (loss) attributable to HC2 Holdings Insurance Segment								(7,496)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 4,384	$ (5,918)	$ 1,202	$ (27)	$ 1,298	$ (10,494)	$ (13,409)	$ (22,966)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	529	5,155	106	429	19	336	-	6,574
Depreciation and amortization (included in cost of revenue)	1,933	-	-	-	-	-	-	1,933
Amortization of equity method fair value adjustment at acquisition	-	(358)	-	-	-	-	-	(358)
(Gain) loss on sale or disposal of assets	904	(17)	-	-	-	-	-	887
Lease termination costs	-	-	-	-	-	-	-	-
Interest expense	310	1,070	-	9	-	-	8,937	10,326
Other (income) expense, net	(44)	612	(1,025)	(31)	(3,221)	6,005	(1,611)	686
Foreign currency (gain) loss (included in cost of revenue)	-	(147)	-	-	-	-	-	(147)
Income tax (benefit) expense	3,445	(640)	-	-	-	(1)	(4,226)	(1,422)
Noncontrolling interest	61	(155)	-	(22)	(720)	(44)	-	(880)
Share-based payment expense	-	609	-	14	22	160	2,386	3,191
Acquisition and nonrecurring items	-	266	-	27	-	1	2,201	2,495
Adjusted EBITDA	**$ 11,522**	**$ 477**	**$ 283**	**$ 399**	**$ (2,602)**	**$ (4,038)**	**$ (5,722)**	**$ 319**
Total Core Operating Subsidiaries	**$ 12,681**							

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Reconciliation of Insurance AOI to U.S. GAAP Net Income (Loss) Quarterly and Full Year 2016

(in thousands)

Adjusted Operating Income - Insurance ("Insurance AOI")	Three Months Ended December 31, 2016	Three Months Ended September 30, 2016	Three Months Ended June 30, 2016	Three Months Ended March 31, 2016	Year Ended December 31, 2016
Net loss - Insurance segment	$ (2,051)	$ (2,189)	$ (2,293)	$ (7,496)	$ (14,028)
Effect of investment (gains) losses	(7,696)	220	(2,418)	4,875	(5,019)
Asset impairment expense	2,400	-	-	-	2,400
Acquisition and non-recurring items	445	269	-	-	714
Insurance AOI	**$ (6,901)**	**$ (1,701)**	**$ (4,710)**	**$ (2,621)**	**$ (15,933)**

The calculation of Insurance Net Loss has been revised to exclude adjustments for intercompany eliminations as they are not considered relevant in evaluating the performance of our Insurance segment. For first quarter 2016, this resulted in a change to the previously reported Insurance loss of ($12.3) million for the quarter to a loss of ($7.5) million.

The calculation of Insurance AOI has been revised to exclude adjustments for intercompany eliminations as they are not considered relevant in evaluating the performance of our Insurance segment. For first quarter 2016, this resulted in a change to the previously reported Insurance AOI loss of ($3.6) million for the quarter to a loss of ($2.6) million.

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Appendix: Biographies

© 2 0 1 7 H C 2 H O L D I N G S , I N C . HC2 Executive Leadership Team 41 Philip A. Falcone  Served as a director of HC2 since January 2014 and Chairman of the Board, Chief Executive Officer and President of HC2 since May 2014  Served as a director, Chairman of the Board and Chief Executive Officer of HRG Group Inc. (“HRG”) from July 2009 to December 2014  From July 2009 to June 2011, served as the President of HRG  Chief Investment Officer and Chief Executive Officer of Harbinger Capital Partners, LLC (“Harbinger Capital”)  Before founding Harbinger Capital in 2001, managed the High Yield and Distressed trading operations for Barclays Capital from 1998 to 2000  Received an A.B. in Economics from Harvard University Chairman of the Board Chief Executive Officer President

HC2 Executive Leadership Team

Michael J. Sena *Chief Financial Officer*	◆ Chief Financial Officer of HC2 since June 2015 ◆ Served as the Chief Accounting Officer of HRG from November 2012 to May 2015 ◆ From January 2009 to November 2012, held various accounting and financial reporting positions with the Reader's Digest Association, Inc., last serving as Vice President and North American Controller ◆ Served as Director of Reporting and Business Processes for Barr Pharmaceuticals from July 2007 until January 2009 ◆ Held various positions with PricewaterhouseCoopers ◆ Mr. Sena is a Certified Public Accountant and holds a Bachelor of Science in Accounting from Syracuse University
Paul K. Voigt *Senior Managing Director*	◆ Senior Managing Director of HC2 since May 2014 ◆ Prior to joining HC2, served as Executive Vice President on the sales and trading desk at Jefferies from 1996 to 2013 ◆ Served as Managing Director on the High Yield sales desk at Prudential Securities from 1988 to 1996 ◆ Mr. Voigt received an MBA from the University of Southern California in 1988 after playing professional baseball. Graduated from the University of Virginia where he received a Bachelor of Science in Electrical Engineering

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HC2 Executive Leadership Team

Paul L. Robinson *Chief Legal Officer & Corporate Secretary*	◆ Chief Legal Officer & Corporate Secretary of HC2 since March 2016 ◆ Served as Executive Vice President, Chief Legal Officer and Corporate Secretary for SEACOR Holdings Inc. for nearly nine years prior to HC2 ◆ Held various positions at Comverse Technology, Inc., including Chief Operating Officer, Executive Vice President, General Counsel and Corporate Secretary ◆ Served as associate attorney at Kramer, Levin, Naftalis & Frankel, LLP.; Counsel to the United States Senate Committee on Governmental Affairs and associate attorney at Skadden, Arps, Slate, Meagher & Flom LLP ◆ Mr. Robinson earned a Bachelor of Arts degree in Political Science and was Phi Beta Kappa from State University of New York at Binghamton and a J.D., cum laude, from Boston University School of Law
Andrew G. Backman *Managing Director*	◆ Managing Director of Investor Relations & Public Relations of HC2 since April 2016 ◆ Prior to joining HC2, served as Managing Director of Investor Relations and Public Relations for RCS Capital and AR Capital (now AR Global) from 2014 to 2016 ◆ Founder and Chief Executive Officer of InVisionIR, a New York-based advisory and consulting firm from 2011 to 2014 ◆ Served as Senior Vice President, Investor Relations & Marketing of iStar Financial from 2004 to 2010 ◆ Served as Vice President, Investor Relations and Marketing Communications for Corvis Corporation / Broadwing Communications from 2000 to 2004 ◆ Spent first 10 years of career at Lucent Technologies and AT&T Corp. ◆ Mr. Backman earned a Bachelor of Arts degree in Economics from Boston College and graduated from AT&T / Lucent Technologies' prestigious Financial Leadership Program

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HC2 Executive Leadership Team

Suzi Raftery Herbst

Chief Administrative Officer

- Chief Administrative Officer of HC2 since March 2015 with over 17 years of diverse human resources, recruiting, equity and foreign exchange sales experience
- Prior to joining HC2, served as Senior Vice President and Director of Human Resources of Harbinger Capital and HRG
- Previously served as Head of Recruiting at Knight Capital Group
- Previously held various positions in Human Resources, as well as Foreign Exchange Sales at Cantor Fitzgerald after beginning her career in Equity Sales at Merrill Lynch
- Ms. Herbst earned a Bachelor of Arts degree in Communications and Studio Art from Marist College

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HC2 HOLDINGS, INC. © HC2 Holdings, Inc. 2017 A n d r e w G . B a c k m a n • i r @ h c 2 . c om • 2 1 2 . 2 3 5 . 2 6 9 1 • 4 5 0 P a r k A v e n u e , 3 0 t h F l o o r , N e w Y o r k , N Y 1 0 0 2 2 March 2017